Note 23 - Trade and Other Payables	12 Months Ended
Jun. 30, 2022
Statement Line Items [Line Items]
Disclosure of trade and other payables [text block]
23.	Trade and other payables

	Year Ended June 30
(US dollars in thousands)	2022	2021	2020
Trade payables	5,685	4,324	4,807
Accruals	3,978	648	370
Related party payable	477	-	504
Payroll liabilities	2,210	1,413	1,383
Sales tax payable	949	624	496
Deferred income	974	1,129	6,013
Other creditors	833	778	1,822
Total	15,106	8,917	15,395

In accordance with IFRS 15 – Revenue from Contracts with Customers, deferred income is presented as a separate line item. Deferred income relates to the Company’s obligation to transfer goods or services to customers for which the Company has received consideration (or the amount is due) from customers. Deferred income is recorded as revenue when the Company fulfils its performance obligations under the contract.

Of the $1.1 million deferred income balance at June 30, 2021, $0.9 million was recognized as revenue in the year ended June 30, 2022. The $6.0 million of the contract liabilities balances at June 30, 2020, was fully recognized as revenue in the year ended June 30, 2021. It is expected that the total $1.0 million deferred income balance as at June 30, 2022, will be included in revenue in the year ended June 30, 2023.